SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement        [ ] Confidential, for use of the
                                                Commission Only (as permitted by
                                                Rule 14a6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material pursuant to Rule 14a-12

                            Trans World Corporation
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(c):
------------------------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
         (5)     Total fee paid:
------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount previously paid:
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         (2)     Form, Schedule or Registration Statement No.:
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         (3)     Filing Party:
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         (4)     Date Filed:
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                   [TRANS WORLD CORPORATION LETTERHEAD]










                                                    June 13, 2002


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the Athenaeum Hotel located at116 Piccadilly, London W1V OBJ, England on Monday, July 15, 2002 at 10:00 a.m. London Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote "FOR" the Board's nominees for director and "FOR" each matter to be considered. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of, and interest in, Trans World
Corporation are greatly appreciated.

                                   Sincerely,



                                   Rami S. Ramadan
                                   President, Chief Executive Officer and
                                   Chief Financial Officer

                     TRANS WORLD CORPORATION
                   545 Fifth Avenue, Suite 940
                    New York, New York 10017
                         (212) 983-3355
                             _______

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held on July 15, 2002
                            _________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Trans World Corporation (the "Company") will be held at the Athenaeum Hotel located at 116 Piccadilly, London W1V OBJ, England on Monday, July 15, 2002 at 10:00 a.m., London Time. At the meeting, the holders of the Company's common stock will act on the following matters, all of which are more completely set forth in the accompanying Proxy
Statement:

     (1) To elect four (4) directors for a one-year term or until their successors are elected and qualified;

     (2) To amend the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of capital stock of the Company from 52,000,000 to 104,000,000, of which 4,000,000 shares, each having a par value of $.001 per share, shall be designated "Preferred Stock," and 100,000,000 shares, each having a par value of $.001 per share, shall be designated "Common Stock";

     (3) To ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the
          Company's independent accountants for the fiscal year ending December 31, 2002;

     (4) To vote on a proposal to approve an adjournment of the Annual Meeting to another date and/or place for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve proposal (2), above; and

     (5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

     The Board of Directors has fixed May 17, 2002 as the voting record date for the determination of the holders of the Company's Common Stock entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                             BY ORDER OF THE BOARD OF DIRECTORS


                             Geoffrey B. Baker
                             Secretary

June 13, 2002
New York, New York

-------------------------------------------------------------------
     You are cordially invited to attend the Annual Meeting.
Each stockholder and guest attending the Annual Meeting may be required to present valid picture identification for admission.
Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

     It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided.  If you attend the
meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
-------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                         Page

Notice of Annual Meeting of Stockholders.................................Front
General..................................................................  1
Voting...................................................................  1
Information with Respect to Nominees for Director
     Election of Directors...............................................  2
     Nominees............................................................  2
     Board of Directors Meetings and Committees of the Board.............  3
     Compensation of Directors...........................................  3
     Report of the Audit Committee.......................................  4
Beneficial Ownership of Common Stock By Certain Beneficial Owners
     and Management......................................................  5
     Section 16(a) Beneficial Ownership Reporting Compliance.............  6
Management Compensation..................................................  7
     Summary Compensation Table..........................................  7
     Option Grants/Exercises and Values for Fiscal 2001..................  7
     Employment Agreement................................................  8
Certain Transactions.....................................................  8
Proposal to Amend the Articles of Incorporation To Increase the
     Number of Authorized Shares of Capital Stock........................  9
     Discussion of the Proposed Amendment................................  9
Ratification of Appointment of Independent Accountants................... 11
     Audit Fees.......................................................... 11
Approval of Adjournment.................................................. 12
Stockholder Proposals.................................................... 12
Annual Reports........................................................... 13
Other Matters............................................................ 13
Appendix A...............................................................  A-1




                     TRANS WORLD CORPORATION
                         _______________

                         PROXY STATEMENT
                         _______________

                 ANNUAL MEETING OF STOCKHOLDERS

                          July 15, 2002

                             GENERAL

    This Proxy Statement is furnished to holders of common stock, par value $.001 per share ("Common Stock"), of Trans World Corporation, a Nevada corporation ("TWC" or the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Athenaeum Hotel located at 116 Piccadilly, London W1V OBJ, England on Monday, July 15, 2002 at 10:00 a.m., London Time, or at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about June 13, 2002.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein; (ii) FOR approval of the proposal to amend the Company's Articles of Incorporation, as amended (the "Articles of Incorporation") to increase the number of authorized shares of capital stock of the Company from 52,000,000 to 104,000,000 (the "Capital Stock"), of which 4,000,000 shares, each having a par value of $.001 per share, shall be designated "Preferred Stock," and 100,000,000 shares, each having a par value of $.001 per share, shall be designated "Common Stock"; (iii) FOR ratification of the appointment of Rothstein, Kass & Company, P.C., as the Company's independent accountants for fiscal 2002; (iv) FOR adjournment of the Annual Meeting to another date and/or place for the purpose of soliciting additional proxies, if necessary; and (v) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder. Any holder of shares of the Company's issued and outstanding common stock, par value $.001 per share (the "Common Stock") who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by
(i) filing with the Secretary of the Company written notice thereof (Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.


                        VOTING

    Only holders of record of the Common Stock at the close of business on May 17, 2002 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 11,022,902 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote on the matters presented will constitute a quorum for the transaction of business at the Annual Meeting. Thus, the presence of the holders of Common Stock representing at least 5,511,452 votes will be required to establish a quorum. The withdrawal of any stockholder after the Annual Meeting has commenced shall have no effect on the existence of a quorum. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The four persons who receive the greatest number of votes of the holders of shares of Common
Stock entitled to vote at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. The affirmative vote of the holders of majority of all of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required for approval of the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Capital Stock from 52,000,000 to 104,000,000 shares. The affirmative vote of the holders of a majority of the shares of Common Stock of the Company entitled to vote at the Annual Meeting, in person or by proxy, is also required for approval of the proposals to ratify the appointment of the independent accountants and to adjourn the Annual Meeting if it becomes necessary to have additional time to solicit proxies to approve the amendment to the Company's Articles of Incorporation. Because of the votes required, abstentions will have the same effect as a vote against these proposals. Under rules applicable to broker dealers, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

    At May 17, 2002, directors and executive officers beneficially owned 518,573 shares of Common Stock or 4.5% of the total shares of Common Stock outstanding at such date. It is anticipated that all of such shares will be voted for the election of the nominees of the Company's Board of Directors and in favor of the proposals to amend the Company's Articles of Incorporation by increasing the number of authorized shares of Capital Stock, to ratify the selection of Rothstein, Kass & Co., P.C. as the Company's independent public accountants and to adjourn the Annual Meeting, if necessary.


            INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

Election of Directors

     The Bylaws of the Company provide that the Board shall consist of not less than three nor more than nine members. Currently, the membership of the Board is set at four and at present consists of four members. The Board has nominated the four individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified. All of the nominees are members of the current Board. There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

     The election of each nominee requires the affirmative vote of a plurality of the shares of the Common Stock represented in person or by proxy at the Annual Meeting. The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

        Information concerning the principal position with the Company and principal occupation of each nominee for director during the past five years is set forth below:

Nominees

     Rami S. Ramadan, 52, has served as President of the Company since August 2000, as Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") since July 1999 and was appointed as a director in August 1999. His most recent prior position was as Executive Vice President of Finance for the Ian Schrager Hotels from November 1997 to July 1999. Prior to that, Mr. Ramadan held senior financial positions with Hyatt Hotels from January 1994 to November 1997, Euro Disney from October 1990 to December 1993 and Meridien Hotels from September 1975 to September 1990.

     Julio E. Heurtematte, Jr., 66, currently is a private consultant, specializing in international projects, trade and investments and has acted in such capacity since 1989. From 1963 to 1989, Mr. Heurtematte served with the Inter-American Development Bank in several capacities, most recently as its Deputy Manager for Project Analysis. He has served as a director of the Company since 1998.

     Malcolm M. B. Sterrett, 59, is a private investor. From 1989 to 1993, he was a partner at the law firm of Pepper Hamilton & Scheetz, Washington, D.C. From 1988 to 1989, he served as General Counsel to the U.S. Department of Health and Human Services and from 1982 to 1988, he was a Commissioner on the U.S. Interstate Commerce Commission. Prior thereto, he was Vice President and General Counsel to the United States Railway Association and served as Staff Director and Counsel to the U.S. Senate Committee on Commerce, Science and Transportation. Mr. Sterrett has served as a director of the Company since 1998.

     Geoffrey B. Baker, 52, is a private investor. From 1983 to the present, Mr. Baker has been a member of the private investment firm, Baker & Donaldson. From 1977 to 1982, he was Legislative Director to U.S. Senator Lowell P. Weicker, Jr. and, from 1975 to 1977, he served on the Senate Committee on Commerce as a minority staff member for surface transportation. Mr. Baker has served as a director of the Company since 1998.

   The Board of Directors recommends that you vote FOR the election of the above nominees for director.

Board of Directors Meetings and Committees of the Board

     The Company's Board of Directors manages the business and affairs of the Company. Meetings of the Board are held quarterly and on an as-needed basis. The Board has established several committees, described below, which also meet on an as-required basis during the year. The Board held three meetings and acted by consent through weekly conference calls conducted during the Company's fiscal year ended December 31, 2001. No director of the Company attended fewer than 75% of the total number of meetings of the Board or meetings of committees of the Board during the year ended December 31, 2001.

     The Board of Directors has established the following
                       committees:

     Audit Committee. The Audit Committee reviews and approves internal accounting controls, internal audit operations and activities, the Company's annual report and audited financial statements, the selection of the Company's independent auditors, the activities and recommendations of the Company's independent auditors, material changes in the Company's accounting procedures, the Company's policies regarding conflicts of interest and such other matters as may be delegated by the Board. The Audit Committee, composed of Messrs. Baker, Heurtematte and Sterrett, all non-employee directors, met once and acted by consent through three conference calls in 2001.

     Compensation Committee. The Compensation Committee sets the compensation for executive officers of the Company and sets the terms of grants of awards under the Company's 1993 Incentive Stock Option Plan (the "1993 Plan"), the Company's 1998 Stock Option Plan (the "1998 Plan"), the 1999 Non-Employee Director Stock Option Plan (the "Director Plan") and any other equity-based compensation plans adopted by the Company. The Compensation Committee, composed of Messrs. Baker, Heurtematte and Sterrett, met once in 2001.

Compensation of Directors

    As of July 2000, non-employee directors receive a cash retainer fee of $2,500 per quarter, plus $1,000 per Board meeting and $750 per Committee meeting. All members of the Board are reimbursed for out-of-pocket expenses in connection with attending Board meetings. Pursuant to the Director Plan adopted at the 1999 Annual Meeting and amended by the Board in July 2000, each non-employee director is provided with an automatic grant of a non-qualified option to purchase 2,500 shares of Common Stock on the date following each fiscal quarter in which the director serves. Each such option (i) has a ten-year term, (ii) has an exercise price per share equal to 100% of the fair market value of one share of Common Stock on the date of grant, and (iii) becomes fully exercisable on the date of grant. Mr. Ramadan, who serves as a director as well as an officer of the Company, does not receive any compensation for serving on the Board. During 2001, total compensation paid to the three non-employee directors of the Company amounted to $69,000 in the aggregate, exclusive of stock options.

Report of the Audit Committee

    The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") except to the extent the Company specifically incorporates this Report by reference therein.

    During fiscal 2000, the Audit Committee of the Board of Directors (the "Committee") ratified and approved the Audit Committee Charter (the "Charter"), which was approved by the Board of Directors on April 26, 2000. The complete text of the Charter, which reflects standards set forth in recent regulations of the Securities and Exchange Commission (the "Commission") is attached to this Proxy Statement as Appendix A.

    As set forth in more detail in the Charter, the Committee's primary duty and responsibility is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. The Committee undertakes the following principal recurring processes in performing its oversight responsibilities:

     * The Committee will review and reassess the adequacy of the Audit Committee Charter annually.
     * The Committee will have the authority to meet with the employees, officers, outside counsel or the independent accountants of the Company.
     * The Committee will discuss with the Company's independent accountants the overall scope of the audit, including the adequacy of staffing and compensation and the adequacy and effectiveness of accounting and financial controls. The Committee will also meet separately with the independent accountants, with and without management present, to discuss the results of their audits.
     * The Committee will have the authority to evaluate, and where appropriate, replace the independent accountants.
     * The Committee will review the interim and annual financial statements with management and the independent accountants and will discuss the results of the audit and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Charter. To carry out its responsibilities, the Committee met once and acted by consent through three conference calls in 2001.

    In overseeing the preparation of the Company's financial statements for the year ended December 31, 2001, the Committee reviewed and discussed the financial statements prior to their issuance and significant accounting issues with both management and Rothstein, Kass & Co., P.C., the Company's independent accountants. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Committee's review included discussion of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (Communications With Audit Committees). The Committee also discussed with Rothstein, Kass & Co., P.C. matters relating to its independence including disclosures required to be made to the Committee by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee).

    On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Commission.

Dated:  April 1, 2002
                                             By the Committee:

                                                 Julio E. Heurtematte, Jr.
                                                 Malcolm M.B. Sterrett
                                                 Geoffrey B. Baker

              BENEFICIAL OWNERSHIP OF COMMON STOCK
           BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Voting Record Date, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (b) by each director, (c) by each executive officer named in the Summary Compensation Table below and by all executive officers and directors as a group. Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated subject to community property laws where applicable. The business address for each director and officer of the Company is 545 Fifth Avenue, Suite 940, New York, New York 10017.


                                     Number of Shares of
                                        Common Stock          Percentage of
   Name of Beneficial Owner        Beneficially Owned (1)      Ownership(1)
-----------------------------      ----------------------     --------------

Value Partners, Ltd. (2)                 8,257,453                60.6%
Anasazi Partners Limited
  Partnership (3)                        1,352,333                11.2%
Christopher P. Baker (4)                 2,606,008                20.7%
Rami S. Ramadan (5)                        300,000                 2.6%
Julio E. Heurtematte, Jr. (6)               74,191                 *
Malcolm M.B. Sterrett (7)                   74,191                 *
Geoffrey B. Baker (8)                       70,191                 *
All directors and the executive
  officer as a group (4 persons) (9)       518,573                 4.5%

*    Less than 1%.

(1)The percentage of outstanding shares is based on 11,022,902 shares outstanding as of the Voting Record Date and, for certain individuals and entities, on reports filed with the Commission or on information provided directly to the Company by such individuals or entities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Voting Record Date upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) are exercisable within 60 days from the date of the Voting Record Date have been exercised. Included are shares of Common Stock issuable upon the exercise of options or warrants to purchase the Company's Common Stock.

(2)Value Partners, Ltd. ("Value Partners") is a Texas limited partnership, whose business address is 4514 Cole Avenue, Suite 808, Dallas, Texas 75205. Includes 5,657,453 shares of Common Stock; warrants to purchase: 600,000 shares of Common Stock at an exercise price of $1.00, expiring December 31, 2005; and 2,000,000 shares of Common Stock at an exercise price of $1.50 per share, expiring December 31, 2005.

(3)Anasazi Partners, Ltd. is a Massachusetts limited partnership whose business address is 303 Congress Street, Suite 301, Boston, Massachusetts 02210. Includes 269,000 shares of Common Stock; warrants to purchase 250,000 shares of Common Stock at an exercise price of $1.00 per share, expiring December 31, 2005 (of these warrants, 50,000 were acquired from New Generation, Ltd. in 1999); and 666,667 shares of Common Stock at an exercise price of $1.50 per share, expiring December 31, 2005).

(4)The business address for Christopher P. Baker is 303
   Congress Street, Suite 301, Boston, Massachusetts 02210.
   Includes:  1,058,000 shares of Common Stock of which Mr.
   Christopher P. Baker, President of C.P.

   Baker & Co., is the record holder; 10,000 shares of stock of which C.P. Baker & Company, Ltd., an affiliate of Mr. Baker, holds of record; warrants to purchase 1,504,675 shares of Common Stock at an exercise price of $0.01, expiring June 30, 2002, that may be exercised by Mr. Baker and/or his affiliates, C. P. Baker & Company, Ltd. and C. P. Baker Venture Fund I; warrants to purchase 10,000 shares of Common Stock at an exercise price of $1.00, expiring December 31, 2005; warrants to purchase 33,333 shares of Common Stock at an exercise price of $1.50, expiring on December 31, 2005; warrants to purchase 200,000 shares of Common Stock at an exercise price of $1.00, expiring December 31, 2005, that may be exercised by Anasazi Partners, also an affiliate of C.P. Baker & Co.; and warrants to purchase 666,667 shares of Common Stock at an exercise price of $1.50, expiring December 31, 2005, that may be exercised by Anasazi Partners.

(5)Consists of shares subject to incentive options granted to Mr. Ramadan on July 12, 1999, 2000 and 2001, all of which were fully vested on the date of grant.

(6)Includes warrants to purchase 41,691 shares of Common Stock at an exercise price of $.01 per share expiring March 31, 2008; 1,000 shares of Common Stock subject to non-qualified options granted to Mr. Heurtematte under the 1998 Plan at the end of each calendar quarter ended June 30, 1998 through December 31, 1998 and 2,000 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended March 31, 1999 through June 30, 2000, and 2,500 shares of Common
   Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2002, all of which were fully vested on the dates of grant.

(7)Includes warrants to purchase 41,691 shares of Common Stock at an exercise price of $.01 per share expiring March 31, 2008; 1,000 shares of Common Stock subject to non-qualified options granted to Mr. Sterrett under the 1998 Plan at the end of each calendar quarter ended June 30, 1998 through December 31, 1998 and 2,000 shares of Common Stock, subject to non-qualified options, granted under the 1999 Director Plan at the end of each calendar quarter ended since March 31, 1999 through June 30, 2000, and 2,500 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2002, all of which were fully vested on the dates of grant.

(8)Includes warrants to purchase 41,691 shares of Common Stock at an exercise price of $.01 per share expiring March 31, 2008; 1,000 shares of Common Stock subject to non-qualified options granted to Mr. Baker under the 1993 Plan at December 31, 1998, 2,000 shares of Common Stock, subject to non-qualified options, granted under the 1999 Director Plan for the calendar quarter ended March 31, 1999 and 2,000 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each quarter ended since September 31, 1999 through June 30, 2000, and 2,500 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2002, all of which were fully vested on the dates of grant.

(9)See Notes (5), (6), (7) and (8) above.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. by certain dates. The Company's directors and executive officers satisfied these filing requirements for the fiscal year ended December 31, 2001. On February 23, 2001, Value Partners, the Company's majority bondholder, converted 5,657,453 of $0.01 warrants held by it, which leaves Value Partners with a controlling 60.6% of the Company's beneficially owned Common
Stock as of the Voting Record Date.  In addition, Anasazi
Partners Limited Partnership holds 11.2% of such beneficially owned Common Stock. The Company knows of no other person who owns 10% or more of the Company's Common Stock. See also "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management."

                     MANAGEMENT COMPENSATION

Summary Compensation Table

     The following table sets forth the cash and non-cash compensation paid or earned during the fiscal years ending
December 31, 2001, 2000, and 1999 by the executive officer of the Company during those periods.


                   Summary Compensation Table
------------------------------------------------------------------------------
                                                          Long Term
           Annual Compensation                           Compensation
------------------------------------------------------------------------------
                                                                    All Other
                                          Other Annual    Stock    Compensation
                   Year   Salary  Bonus   Compensation Options (2)      (3)
Rami Ramadan(1)    2001 $300,000 $39,900            --  100,000       $5,556
President, CEO     2000  300,000      --            --  100,000        5,450
  and CFO          1999  150,000      --            --  100,000        2,200




    (1) Mr. Ramadan joined the Company as its CEO and CFO, July
        12, 1999.  He was elected the Company's President in
        August 2000.

    (2) Amounts shown represent the number of qualified stock options granted each year. The options listed are exercisable, and the option price per share was set forth in Mr. Ramadan's employment contract (See
        Employment/Severance Agreements.)

    (3) The amounts shown represent the cost of a leased automobile provided to Mr. Ramadan for each year indicated.

Option Grants\Exercises and Values for Fiscal 2001

     The following table summarizes certain information concerning individual grants of options during fiscal 2001 to the executive officer named in the Summary Compensation Table above and the potential realizable value of the options held by such person at December 31, 2001.


                 Options Granted in Fiscal 2001
                        Individual Grants

                Shares of
                  Common
                  Stock       % of Total Options   Exercise of
                Underlying   Granted to Employees   Base Price    Expiration
             Options Granted    in Fiscal Year       ($/SH)          Date
                 --------       -------------        ------         --------
Rami S. Ramadan  100,000             45%              $0.61         07/12/06


     No options were exercised by the executive officer named in the Summary Compensation Table during fiscal 2001.

     The following table summarizes the option values held by the executive officer named in the Summary Compensation Table as of December 31, 2001.

            AGGREGATE OPTION EXERCISES IN FISCAL 2001 AND
               FISCAL 2001 YEAR-END OPTION VALUE TABLE


                                            Number of Unexercised   Value of Unexercised in the
                                                 Options At              Money Options at
                                             December 31, 2001           December 31, 2001
----------------------------------------  --------------------------  -------------------------
              No. of Shares    Value
               Acquired on   Realized
  Name          Exercise   Upon Exercise   Exercisable Unexercisable  Exercisable  Unexercisable
Rami S. Ramadan       --         $--         300,000         0             $--         $--


Employment Agreement

     Rami S. Ramadan. Effective July 12, 1999, the Company entered into a three year employment agreement with Mr. Ramadan pursuant to which he will serve as the Company's CEO and CFO at an annual salary of $300,000. Mr. Ramadan is eligible to participate in the 1998 Plan, Executive Compensation Plan and any present or future employee benefit plans. He also will be reimbursed for reasonable travel and out-of-pocket expenses necessarily incurred in the performance of his duties. Mr.
Ramadan will also receive three separate equal annual installments of options to acquire the Company's Common Stock, each of which shall have a five-year term commencing upon the date on which each installment is granted. Upon commencement of the employment agreement, Mr. Ramadan received 100,000 options exercisable at $0.50 per share; upon commencement of the second year of the employment agreement an additional 100,000 options exercisable at $0.55 per share were granted; and upon commencement of the third year of the employment agreement, the final installment of 100,000 options exercisable at $0.61 per share was granted. Upon commencement of the second and third year of the employment agreement, the exercise price for all unexercised options granted in the preceding year was increased to the current year's exercise price of $0.61. In the event the employment agreement is terminated other than for cause, as defined in the agreement, within six months of the commencement date, the Company shall pay to Mr. Ramadan one year's salary in a lump sum within 30 days of the notice of termination. If the agreement is terminated other than for cause at anytime after six (6) months following commencement of the employment agreement, Mr. Ramadan will receive two years' salary.

                    CERTAIN TRANSACTIONS

     On March 31, 1998, the Company, with the assistance of Libra Investments, Inc., Los Angeles, California, acting as placement agent, borrowed $17.0 million from fourteen sophisticated, accredited investors in a private placement (the "Private Placement"). The loan is represented by 12% Senior Secured Notes (the "Senior Notes") issued pursuant to indentures (the "Indentures") by and among TWC, TWG International U.S. Corporation ("TWGI"), TWG Finance Corp. and U.S. Trust Company of Texas, N.A., which has been replaced by Bank of New York Company, Inc., acting as indenture trustee. The Indentures were amended on October 29, 1998 in connection with the restructuring of the Company's ownership of 21 Century Resorts ("Resorts") as a result of the change in the Czech gaming law, which restricted foreign ownership of Czech casinos (the "Amended Indentures"). The
Amended Indentures, however, did not alter the underlying basis of the Senior Notes. The Senior Notes require mandatory prepayments based upon excess cash flow generated by TWGI from the operation of the Czech casinos acquired in the Resorts acquisition and bear interest at the rate of 12% per annum. The proceeds of the Senior Notes were used to pay the net acquisition costs of, and improvements to, Resorts totaling $12.6 million, to repay the First Amended Loan Agreement in the amount of $1.3 million, to cover costs and expenses of $1.4 million relating to the Private Placement and to provide working capital of $1.7 million.

     On October 15, 1999, the Company borrowed $3.0 million ($2.7 million from Value Partners) in a private placement (the "October
1999 Senior Notes"). The loan is represented by the October 1999 Senior Notes issued pursuant to indentures by and among the Company and an independent indenture trustee. The October 1999
Senior Notes, which are due March 2005, require mandatory prepayments based on excess cash flow generated from Resorts.
The October 1999 Senior Notes are collateralized, primarily by all of Resort's gaming equipment and a majority interest in the capital stock of all of the Company's subsidiaries, except Casino de Zaragoza ("CDZ"). In addition to the October 1999 Senior Notes, each investor received a proportionate share of warrants to purchase 1,251,000 shares of the Company's
Common Stock. The proceeds of the October 1999 Senior Notes were used to retire a $1.0 million short-term debt obligation related to the acquisition of the CDZ casino, to make an interest payment of approximately $250,000 on said debt, and to finance the equipment, working capital, and pre-opening costs associated with the opening of a third casino in the Czech Republic on land that had been previously purchased. That casino, located near Znojmo, opened on December 22, 1999.

     The Company was unable to fully meet its September 2000, March 2001, September 2001 and March 2002 interest payments related to the Senior Notes. Waivers of default have been received from the majority holder of the Senior Notes through the earlier of: (i) ten days subsequent to the receipt of in excess of $5.0 million from any source by TWC or any of its subsidiaries; or (ii) January 1, 2003. Under the conditions of the waivers, if the Company receives a sum in excess of $5.0 million on or before September 17, 2002, the accrued and unpaid interest as of September 17, 2002 shall become due on September 17, 2002.

     The Company has, from time to time, been in technical default of the Amended Indentures and has relied upon the forbearance and waivers from a majority interest of the holders of the Senior Notes. Value Partners represents a majority in interest of the holders of the Senior Notes. The Company has borrowed other amounts from Value Partners from time to time
(some of which have been in technical default for which forbearance or waivers have been granted) and may seek to borrow additional funds or obtain equity investments from Value Partners in the future. On February 23, 2001, Value Partners converted 5,657,453 of $0.01 warrants held by it. With the exercise of those warrants, Value Partners holds a controlling 51.32% of the Company's issued and outstanding Common Stock. In addition to these holdings, at May 17, 2002, Value Partners owned 66% of the Company's long-term debt, owned warrants exercisable into 2,600,000 shares of the Company's Common Stock, and held conversion rights to acquire up to 23,270,833 additional shares of the Company's Common Stock. Upon the exercise of such warrants and completion of the conversion, Value Partners holdings would equal 62% of the beneficial ownership of the issued and outstanding shares of Common Stock of the Company.

          PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO
      INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

     At the Annual Meeting, stockholders will be asked to consider and approve a proposal to amend the Company's Articles of Incorporation to increase the number of shares of authorized Capital Stock from 52,000,000 to 104,000,000. Such amendment was unanimously approved by the Board of Directors of the Company.

Discussion of the Proposed Amendment

     The Company's Articles of Incorporation currently authorize 52,000,000 shares of capital stock, consisting of 50,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. The proposed amendment to the Articles of Incorporation would increase the number of shares of authorized Common Stock by 50,000,000 to 100,000,000 shares and the number of authorized Preferred Stock by 2,000,000 to 4,000,000 shares. If the amendment is authorized, the first sentence of Article Third of the Company's Articles of Incorporation would be amended to read as follows:

   "ARTICLE THIRD: The Corporation shall have authority to issue a total of 104,000,000 shares of capital stock, of which 4,000,000 shares, each having a par value of $.001 per share, shall be designated "Preferred Stock", and 100,000,000 shares, each having a par value of $.001 per share, shall be designated "Common Stock."

     As of May 17, 2002, there were 11,022,902 shares of Common Stock outstanding. In addition, an aggregate of 45,099,309 shares of Common Stock have been reserved for issuance pursuant to (i) the conversion of certain 12% senior secured bonds issued by the Company and its subsidiary, Trans World Gaming of Louisiana, Inc. into 37,233,234 shares of Company Common Stock before May 31, 2002 (the "Conversion"), (ii)
641,073 options granted in connection with the Company's 1993 Plan, the 1998 Plan and the Director Plan, and (iii) the exercise of warrants into 7,225,002 shares of the Company's Common Stock. The Company presently has shares available to meet the issuance of the 37,233,234 shares in connection with the Conversion. Upon completion of the Conversion, only 1,743,864 shares remain available to meet the additional obligations of the Company for issuance upon exercise of the options and the warrants.

     Other than the 6,122,211 shares of Common Stock for which the Company has previous obligations needing to be met by the shares proposed for approval by the amendment to the Articles of Incorporation, TWC has no commitments to issue any additional shares of the proposed increase in the Company's Capital Stock; nonetheless, with the approval of the amendment to the Company's Articles of Incorporation, 43,877,789 additional shares of Capital Stock would be available for issuance without further action by the Company's shareholders except as required by law or regulation. The Board of Directors believes that the authorization of the additional shares is necessary so that there will be sufficient shares available to meet the Company's present obligations and for issuance for purposes that the Board of Directors may hereafter determine to be in the best interests of TWC and its shareholders. These purposes could include additional offers of shares for cash and acquisitions of complementary businesses, as well as the declaration of stock splits, stock dividends and other general corporate purposes. In many situations, prompt action may be required which would not permit the Company to seek shareholder approval to authorize additional shares for a specific transaction on a timely basis. The Board of Directors believes it should have the flexibility to act promptly in the best interests of the Company and its shareholders. The terms of any future issuance of common stock will be dependent largely on market and financial conditions and other factors existing at the time of issuance.

     The proposed increase in the authorized shares of Capital Stock is designed to provide flexibility to the Board of Directors. However, these additional shares, if issued, could be used to create impediments to, or otherwise discourage persons attempting to gain control of the Company, and would have a dilutive effect on shareholders.

     If the shareholders approve the proposal to increase the number of authorized shares of Capital Stock, the additional authorized shares will be part of the existing classes of Capital Stock and will increase the number of shares of Capital Stock available for issuance by the Company, but will have no effect upon the terms of the outstanding Common Stock or the rights of the holders of such shares. If and when issued, the proposed additional authorized shares of Common Stock will have the same rights and privileges as the shares of Common Stock currently outstanding.

     If the proposal is approved by the stockholders, the proposed amendment to the Articles of Incorporation will become effective upon the filing of a certificate of amendment with the Nevada Secretary of State after the Annual Meeting.

     Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of Capital Stock of the Company in order to maintain their proportionate ownership. Stockholders who desire to maintain their interest may be able to do so through normal market purchases, however.

     The Board of Directors of the Company unanimously recommends that stockholders of the Company vote "FOR" approval of adoption of the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Capital Stock.


       RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company, on the recommendation of the Audit Committee of the Board, has appointed Rothstein, Kass & Co., P.C., independent accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2002, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Rothstein, Kass & Co., P.C. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients. Rothstein, Kass & Co., P.C. did not provide any non-audit services to the Company in 2001. It is not anticipated that Rothstein, Kass & Co., P.C. will have a representative at the Annual Meeting.

Audit Fees

     The aggregate amount of the fees billed by Rothstein, Kass & Co., P.C. for its audit of the Company's annual financial statements for the year ended December 31, 2001 and its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $120,000.

   In the event that stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

   The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Rothstein, Kass & Co., P.C. as independent accountants for the fiscal year ending
December 31, 2002.

                     APPROVAL OF ADJOURNMENT

   Each proxy solicited hereby by the Company requests authority to vote for an adjournment of the Annual Meeting if an adjournment of such meeting is deemed to be necessary. The Company may seek an adjournment of the Annual Meeting for not more than 60 days in order to enable it to solicit additional votes in favor of the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Capital Stock (the "Proposal") in the event the requisite vote of stockholders has not been received. If the Company desires to adjourn the Annual Meeting with respect to the Proposal, it will request a motion that the Annual Meeting be adjourned for up to 60 days with respect to such Proposal, and no vote will be taken on such Proposal at the originally scheduled meeting. Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted on any such motion for adjournment in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of any motion by the Company to adjourn the Annual Meeting. Unless revoked prior to its use, any proxy solicited for the Annual Meeting will continue to be valid for any adjournment of such meeting, and will be voted in accordance with the instructions contained therein, and if no contrary instructions are given, will be voted "for" the Proposal.

   Any adjournment will permit the Company to solicit additional proxies and will permit a greater expression of the stockholders' views with respect to such Proposal. Such an adjournment would be disadvantageous to stockholders who are against the Proposal, because an adjournment will give the Company additional time to solicit favorable votes and thus increase the chances of approving such Proposal.

   If a quorum is not present at the Annual Meeting, no proposal will be acted upon and the Company will adjourn the Annual
Meeting to an alternative date in order to solicit additional proxies on each of the proposals being submitted to stockholders.

   An adjournment for up to 60 days will not require either the setting of a new record date or notice of the adjourned meeting as in the case of an original meeting. The Company does not have any reason to believe that an adjournment of the Annual Meeting will be necessary at this time.

   Because the Board of Directors of the Company recommends that stockholders vote FOR the Proposal, as discussed above, the Board of Directors of the Company recommends that stockholders vote FOR the possible adjournment of the Annual Meeting, if necessary.

                    STOCKHOLDER PROPOSALS

   Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the principal executive office of the Company at 545 Fifth Avenue, Suite 940, New York, New York 10017, no later than December 10, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act it will be included in the Proxy Statement and set forth on the proxy card issued for the 2003 Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

   Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company's Articles of Incorporation, which provide that business must be properly brought before the meeting by or the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information as is specified in the Company's Articles of Incorporation. If the proposal is not made in accordance with the terms of the Articles of Incorporation, such proposal will not be acted upon at the

Annual Meeting. No stockholder proposals were received by the Company in connection with the 2002 Annual Meeting.

                       ANNUAL REPORTS

   A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this Proxy Statement.
Such Annual Report is not part of the proxy solicitation materials.

   Upon receipt of a written request, the Company will furnish to any stockholder, without charge, a copy of the Company's Annual Report on Form 10-KSB for fiscal 2001 required to be filed under the Exchange Act. Such written requests should be directed to Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017. The Form 10-KSB is not part of the proxy solicitation materials.


                       OTHER MATTERS

   Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.

    The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. The cost of this solicitation of proxies will be borne by the Company. The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock. Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation.



                              By Order of the Board of Directors



                              Rami S. Ramadan
                              President, Chief Executive Officer and
                              Chief Financial Officer


June 13, 2002
                               13

                         Appendix A
                         ----------

           Trans World Corporation and Subsidiaries

                   Audit Committee Charter



                        Organization

The audit committee ("Committee") of Trans World Corporation and its subsidiaries ("Company") shall be appointed by the board of directors and shall be comprised of at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they are free from any relationship that would interfere with the exercise of their independent judgment. A director of the Company with any of the following relationships will not be considered independent: (i) employment by the Company or any of its affiliates for the current year or any of the past three years; (ii) acceptance of any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (iii) member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer; (iv) partnership in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed five percent of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or (v) employment as an executive of another entity where any of the Company's executives serve on that entity's compensation committee. All committee members shall be financially literate, and at least one member shall have accounting or related financial management experience.

                  Statement of Policy

The Committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities to the shareholders, potential shareholders, and investment community. These responsibilities relate to corporate accounting, reporting practices of the Company, the quality and integrity of the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, which includes the selection, evaluation, and where appropriate, the replacement of the external independent auditors, and the monitoring of compliance with laws and regulations. In so doing, it is the responsibility of the Committee to maintain free and open communication between the committee, independent auditors, internal auditors and management of the Company. It is the expectation of the Committee that management will fulfill its responsibility of bringing any significant matters to


                               1

the attention of the Committee. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose, if needed.


                      Responsibilities


The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the board of directors and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

                          Processes

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

  * The Committee shall review and reassess the adequacy of this Charter annually as conditions dictate. The Committee shall submit the Charter to the board of directors for approval and have the Charter included in the Company's annual proxy statement at least once every three years in accordance with SEC regulations.

  * The Committee shall have the authority to request any officer or employee of the Company or the Company's outside counsel or Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
       Under special circumstances that may arise, the Committee may request authority from the Board of Directors to retain special legal counsel, auditors or other consultants to advise the Committee. The Committee may also require that the Company's legal counsel disclose at each Board meeting the existence of any legal matter that might have a significant impact on the Company's financial statements, and notify the members of the Audit Committee of any significant legal matter that might arise between Board meetings.

  * The Committee shall include in the Company's annual proxy statement a report to shareholders as required by the SEC. The report should state whether the Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by SAS No. 61, including: (a) the methods used to account for significant transactions; (b) the effect of significant accounting policies in controversial or emerging areas for

                               2

       which there is a lack of authoritative guidance or consensus; (c) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (d) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements; (iii) received written disclosures from the auditors regarding their independence as required by Independence Standards Board Standard No. 1, and has discussed the auditors' independence with the auditors; and (iv) based on the foregoing, recommended to the board of directors that the audited financial statements be included in the Company's annual report for the last fiscal year for filing with the SEC.

  * The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.

  * The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their audits.

  * The Committee shall review the interim financial statements with the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

  * The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and accounting estimates, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters that are required to be communicated to the Committee by the independent auditors under generally accepted accounting standards.

                               3

                           Approval

The board of directors of the Company has adopted and approved this charter as of April26, 2000.

                    Safe Harbor Statement

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. That is the responsibility of Management and the Auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between Management and the Auditors or to assure compliance with applicable laws and regulations.
















                               4

[X] PLEASE MARK VOTES                      REVOCABLE PROXY
    AS IN THIS EXAMPLE                  Trans World Corporation

       ANNUAL MEETING OF STOCKHOLDERS
                July 15, 2002

The undersigned, being a stockholder of record of Trans World Corporation (the "Company") as of May 17, 2002, hereby authorizes Rami S. Ramadan or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Athenaeum Hotel located at 116 Piccadilly, London W1V OBJ, England, on Monday, July 15, 2002 at 10:00 a.m., London Time, and at any adjournment or postponement of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

                                       FOR      WITH-     FOR ALL
                                                HOLD      EXCEPT
   1. ELECTION OF DIRECTORS            [ ]       [ ]        [ ]

      Nominees for a one-year term:

      GEOFFREY B. BAKER, JULIO E. HEURTEMATTE, JR., RAMI S. RAMADAN AND MALCOLM M.B. STERRETT

      INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT WRITTEN BELOW.


      _____________________________________________________________


                                           FOR   AGAINST  ABSTAIN
   2. PROPOSAL to amend the Company's
      Articles of Incorporation by         [ ]      [ ]     [ ]
      increasing the number of authorized
      shares of Capital Stock.

   3. PROPOSAL to ratify the appointment
      by the Board of Directors of
      Rothstein, Kass & Company, P.C. as   [ ]      [ ]     [ ]
      the Company's independent accountants
      for the fiscal year ending
      December 31, 2002.

   4. PROPOSAL, if necessary, to adjourn
      the Annual Meeting to solicit        [ ]      [ ]     [ ]
      additional proxies.

   5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
      DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF
      STOCKHOLDERS TO BE HELD ON July 15, 2002 AND AT ANY
      ADJOURNMENT OR POSTPONEMENT THEREOF.

         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, FOR THE PROPOSAL TO ADJOURN THE MEETING TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT
      IS VOTED AT THE ANNUAL MEETING.


                                        ------------------------
Please be sure to sign and              Date
date this Proxy in the box below.
----------------------------------------------------------------



--- Stockholder sign above --- Co-holder (if any) sign above ---


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   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                          TRANS WORLD CORPORATION

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Please sign above exactly as your name(s) appear(s) on this Proxy. When signing in a representative capacity, please give full title. When shares are held jointly, only one holder need sign.

                              PLEASE ACT PROMPTLY.
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.
-----------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.



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